SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                   FORM 8-KSB

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):January 20, 2000


                               Eagle Bancorp, Inc
             (Exact name of registrant as specified in its charter)


           Maryland                           0-25923                52-2061461
 (State or other jurisdiction          (Commission file number)    (IRS Employer
       of incorporation)                                               Number)


                 7815 Woodmont Avenue, Bethesda, Maryland 20814
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (301) 986-1800




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Item 5.  Other Matters

         On January 20, 2000, the Board of directors declared a 25% stock split in the form of a stock dividend (the "dividend") payable on March 31, 2000, to holders of record on March 17, 2000. No fractional shares will be issued in connection with the dividend. A copy of the press release announcing the stock dividend is included as exhibit 99 to this report, and is incorporated by reference herein and made a part hereof.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Business Acquired.  Not applicable.

(b)  Pro Forma Financial Information.  Not Applicable.

(c)  Exhibits. (99) Press Release dated January 20, 2000



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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EAGLE BANCORP, INC.


                                             By: /s/ Ronald D. Paul
                                                 -------------------------------
                                                 Ronald D. Paul, President

Dated:  January 21, 2000